UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/29/2004

ABX AIR, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50368

DE	91-1091619
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

145 Hunter Drive
Wilmington, OH 45177
(Address of Principal Executive Offices, Including Zip Code)

(937) 382-5591
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On November 29, 2004, the Registrant announced that it had been awarded a contract by the US Postal Service to manage an air network to transport mail during the Holiday season. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit
No.          Description
-------       -----------
99.          Press Release issued by the Registrant on November 29, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ABX AIR, INC.

Date: November 30, 2004.	By:	/s/ Joseph C. Hete
Joseph C. Hete
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
EX-99.	ABX Air Awarded US Postal Service Contract to Operate Air Network During Holidays